                                                                 EXHIBIT 10.39


                     SECOND AMENDMENT TO CREDIT AGREEMENT
                      AND PARTIAL RELEASE OF COLLATERAL

        THIS SECOND AMENDMENT TO CREDIT AGREEMENT AND PARTIAL RELEASE OF COLLATERAL ("Amendment"), dated as of May 12, 1995, is entered into by and between COMPRESSION LABS, INCORPORATED (the "Borrower") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Bank").

                                   RECITALS

        A. The Borrower and the Bank are parties to a certain Credit Agreement dated as of June 30, 1994, as amended by that certain Waiver and First Amendment to Credit Agreement dated as of November 23, 1994 (as so amended, the "Credit Agreement") pursuant to which the Bank has extended certain credit facilities to the Borrower.

        B. The Credit Agreement is secured by, among other things, that certain Amended and Restated Security Agreement dated as of August 15, 1994 (the "Security Agreement") between the Borrower and the Bank.

        C. The Borrower has entered into that certain Security Agreement dated as of March 30, 1995 in favor of USL Capital Corporation, as supplemented by that certain Addendum to Security Agreement dated as of March 31, 1995 (collectively, the "USL Security Agreement").

        D. In connection with the USL Security Agreement, the Borrower has requested that the Bank agree to certain amendments of the Credit Agreement and the release of certain collateral (as defined therein) from the lien of the Security Agreement.

        E. The Bank is willing to amend the Credit Agreement, and release certain Collateral, all subject to the terms and conditions of this Amendment.

        NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement or the Security Agreement, as applicable.

        2.      Amendments to Credit Agreement.

                (a) Section 7.01 of the Credit Agreement shall be amended by (i) deleting the period at the end of subsection (e) thereof, (ii) adding a semicolon in lieu thereof, and (iii) adding the following subsection (f) after subsection (e) thereof:

                "(f) indebtedness not to exceed the amount of $3,000,000 at any time outstanding and secured by liens permitted under Section 7.02 on demonstration equipment not carried as Inventory."

                (b) Section 7.02 of the Credit Agreement shall be amended by (i) deleting the word "and" at the end of subsection (f) thereof, (ii) inserting the following prior to the parenthetical at the end of subsection (g) thereof:

                "; and (h) without duplication, security interests in demonstration equipment not carried as Inventory when the aggregate amount of all liabilities secured by such equipment do not exceed, at any one time, $3,000,000", and (iii) in the parenthetical at the end of Section 7.02, deleting the letter "(g)" and inserting "(h)" in lieu thereof.

        3. Partial Release of Collateral. The Bank shall release from the lien of the Security Agreement and terminate its security interest in the USL Collateral. For purposes hereof, the "USL Collateral" means all of the Equipment listed on the collateral listing attached to the USL Security Agreement and hereto as Exhibit A (the "USL Equipment"), any and all additional or accessions thereto or substitutions therefor and any and all proceeds of the conversion, voluntary or involuntary, of all or any portion of the USL Equipment now or from time to time hereafter subject or required or intended to be subject to the lien of the USL Security Agreement and any form of proceeds (including proceeds of insurance and of any governmental takings) arising from the USL Equipment or in connection with the USL Equipment. On or before the Effective Date, the Bank shall deliver to the Borrower an executed UCC-2 with respect to the financing statement filed in connection with the Security Agreement evidencing the partial release of the Collateral.

        4. Representations and Warranties. The Borrower hereby represents and warrants to the Bank as follows:

                (a) No Default or Event of Default has occurred and is continuing.

                (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any governmental authority) in order to be effective and enforceable. Each of the Security Agreement and the Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

                (c) All representations and warranties of the Borrower contained in the Credit Agreement and the Security Agreement are true and correct.

                (d) The Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Bank or any other person.

                (e) The Borrower has provided to the Bank a true and complete copy of the USL Security Agreement. The USL Collateral is and shall be at all times demonstration equipment not carried as Inventory securing an aggregate amount of liabilities that does not exceed, at any one time, $3,000,000.

        5. Effective Date. This Amendment will become effective as of the date first above written; provided that the Bank has received from the Borrower a duly executed original (or, if elected by the Bank, an executed facsimile copy) of this Amendment.

        6. Reservation of Rights. The Borrower acknowledges and agrees that the execution and delivery by the Bank of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Bank to forbear or execute similar amendments under the same or similar circumstances in the future.

        7.      Miscellaneous.

                (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement. Except for the partial release of Collateral expressly provided for herein, all terms, covenants and provisions (including without limitation the security interest granted thereunder in the Collateral named therein) of the Security Agreement are and shall remain in full force and effect.

                (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

                (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

                (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Bank of a facsimile transmitted document purportedly bearing the signature of the Borrower shall bind the Borrower, with the same force and effect as the delivery of a hard copy original. Any failure by the Bank to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document which hard copy page was not received by the Bank.

                (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 9.05 of the Credit Agreement.

                (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment, the Credit Agreement, or the Security Agreement, respectively.

                (g) The Borrower covenants to pay to or reimburse the Bank, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

                                       COMPRESSION LABS, INCORPORATED


                                       BY: /s/ WILLIAM A. BERRY
                                           ----------------------------------
                                       Name:  William A. Berry
                                       Title: Senior Vice President
                                                and Chief Financial
                                                Officer


                                       BANK OF AMERICA NATIONAL TRUST
                                       AND SAVINGS ASSOCIATION


                                       BY: /s/ ALLAN B. MINER
                                           ----------------------------------
                                       Name:  Allan B. Miner
                                       Title: Vice President

                                  EXHIBIT A


Compression Labs, Incorporated
Demonstration Equipment
As of February 24, 1995

              SHIPMENT
                    -------------------------------------               ORIGINAL         ESTIMATED           LOCATION
S/N        PROD.                   LOCATION                    QTY.      AMOUNT         MARKET VALUE           KEY
---------------------------------------------------------------------------------------------------------------------
5852        225     AT&T CPC, LA                                1
5011        125     AT&T CPC, ATLANTA                           1
5220        225     AT&T NETWORK DENVER                         1
5143        225     AT&T SOUTHFIELD, MI                         1
5739        225     BELL ATLANTIC, MALVERN                      1
5279        225     CLI, BURLINGTON                             1
5044        235     CLI, LIBERTY CORNER                         1
5048        225     CLI SJ TRAINING-RAY BROOKSBY                1                                               1
5053        125     CLI SJ TRAINING-RAY BROOKSBY                1                                               1
5133        125     CLI SJ TRAINING-RAY BROOKSBY                1                                               1
5662        235     CLI SJ-CALIFORNIA RM                        1                                               1
5763        225     CLI SJ-CDV MALL/SIERRA-12/16/94-PE          1                                               1
5125        225     CLI, RESTON TAG#21662                       1                                               2
6011        225     CLI-ITASCA JIM 708-250-5888                 1                                               3
6227        235     CLI-ITASCA-AFE#889                          1                                               3
5504        225     CLI-PARKWOOD CIRCLE, ATLANTA D              1                                               4
5009        125     CLI-WHSE                                    1                                               5
5012        125     CLI-WHSE                                    1                                               5
5013        225     CLI-WHSE                                    1                                               5
5066        225     CLI-WHSE                                    1                                               5
5089        225     CLI-WHSE                                    1                                               5
5112        225     CLI-WHSE                                    1                                               5
5123        225     CLI-WHSE                                    1                                               5
5124        225     CLI-WHSE                                    1                                               5
5603        225     CLIPP/AT&T, SF                              1                                               6
5686        235     NOW AT OGILVY & MATTHERS                    1
5132        225     PAC BELL, SANTA CLARA                       1
5546        225     PACIFIC BELL SAN DIEGO                      1
5527        225     RTND BY AT&T CPC, BOSTON                    1                                               5
5427        135     RTND BY-CLI-ATLANTA OFFICE                  1                                               5
5334        125     US SPRINT/ATC, KANSAS CITY                  1
5342        125     US SPRINT ATC, WASHINGTON                   1
5064        235     US SPRINT CPC, WOBURN                       1
5499        235     US SPRINT, COSTA MESA                       1
5536        225     US SPRINT, WASHINGTON                       1
5004        125     US SPRINT/ATC, KANSAS CITY                  1
5513        235     US SPRINT/VAM, PITTSBURG                    1
5857        235     US SPRINT/VAM, PITTSBURG                    1

                    SUBTOTAL GALLERY                           38       822,803.62      1,371,339.37


R10080      RG1     2nd-CLI-MALVERN, PA--ANITA VISALLI          1                                               7
R10173      RG1     2ND-CLI-SF                                  1                                               6
R10020      RG1     AT&T, LA-A/8#1349                           1
R10007      RG1     CLI-ATLANTA                                 1                                               4
R10078      RG1     CLI-ATLANTA-AFE#909                         1                                               4
R10077      RG1     CLI-BURLINGTON                              1                                               8
R10161      RG1     CLI-CHICAGO                                 1                                               3
R10028      RG1     CLI-DALLAS                                  1                                               9
R10038      RG1     CLI-HOUSTON, TX                             1                                              10
R10175      RG1     CLI-IRVINE CA                               1                                              11
R10005      RG1     CLI-ITASCA                                  1                                               3
R10008      RG1     CLI-LIBERTY CORNER                          1                                              12
R10299      RG1     CLI-NY                                      1                                              13
R10014      RG1     CLI-RESTON                                  1                                               2

Compression Labs, Incorporated                                     Page 2 of 2
Demonstration Equipment
As of February 24, 1995


        Shipment_______________________

                                                          ORIGINAL         ESTIMATED        LOCATION
 S/N     PROD.             LOCATION              QTY       AMOUNT         MARKET VALUE        KEY
R10374    RG1    CLI-SJ CDV MALL                  1                                                1
R10002    RG1    CLI-SJ, TOM MARSH                1                                                1
R10155    RG1    CLI-SOUTHFIELD                   1                                               14
R10058    RG1    CLI-TRAINING ROOM AFE#933        1                                                1
R10023    RG1    MCI-MCI PLAZA                    1
R10522    RG1    RTND BY NASTDY, WY-MKTG DEMO     1                                                1
R10226    RG1    WALTER A HAAS SCH OF BUSINESS    1

                 SUBTOTAL RG1                    21        669,935.24      1,116,558.73

                 TOTAL EQUIPMENT                 59     $1,492,738.86     $2,487,898.10